                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: April 2, 2004



                                    QLT Inc.
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada          000-17082                                  N/A
------------------------          ---------             ------------------------
(Jurisdiction of            (Commission File Number)               (IRS Employer
Incorporation)                                               Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)



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ITEM 5.       OTHER EVENTS

              On April 2, 2004, QLT Inc. announced that the United States District Court for the Southern District of New York entered an order in favor of QLT dismissing with prejudice the consolidated securities class action complaint which was commenced in 2001 against QLT, Dr. Julia Levy and Kenneth Galbraith.

ITEM 7.       EXHIBITS


Exhibit
Number        Description
------        ------------
99.1          Press release dated April 2, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.

                                                                    QLT Inc.
                                                               -----------------

                                                                  (Registrant)




Date        April 2, 2004                       /s/  Paul J. Hastings
      --------------------------          --------------------------------------
                                                      (Signature)
                                           President and Chief Executive Officer